SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (date of
earliest event reported): February 27, 1998


                            WOODHEAD INDUSTRIES, INC.
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             (Exact name of registrant as specified in its charter)



  DELAWARE                               0-5971                 36-1982580
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(State or other jurisdiction of    (Commission File No.)      (IRS Employer
incorporation or organization)                                 Identification
                                                               Number)


THREE PARKWAY NORTH, SUITE 550, DEERFIELD, ILLINOIS                 60015
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(Address of principal executive offices)                          (Zip Code)

Registrant's telephone number, including area code      (847) 236-9300
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                                       N/A
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         (Former name or former address, if changed since last report.)


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ITEM 2.           ACQUISITION OR DISPOSITION OF ASSETS

         On February 27, 1998, pursuant to a Share Purchase Agreement (the "Share Purchase Agreement") dated as of February 6, 1998, by and among Mr. Ferdinando Piazzolla, Mrs. Renata Dianati Piazzolla (collectively, "Sellers") and the Registrant, Woodhead Italia, S.r.l., a wholly owned subsidiary of the Registrant incorporated in Italy, acquired all of the issued and outstanding capital stock of mPm S.p.A. and mPm Group S.p.A. (collectively, "mPm") and certain assets of mPm's subsidiaries in exchange for an aggregate cash payment to Sellers of 52,637,000,000 Italian Lire (approximately $29.2 million). The amount of such consideration was determined by negotiations among the parties and, from the standpoint of the Registrant, involved consideration of a number of factors, including the financial condition, earnings and prospects of mPm and the nature of mPm's business. The funds used to finance the transaction were obtained under the Registrant's existing credit facility at Harris Bank.

         Prior to the transaction, there were no material relationships between the Sellers and the Registrant or any of the Registrant's affiliates, directors or officers or any associates of such directors and officers.

         mPm manufactures, distributes and sells industrial connectors and related products. Together, the two companies have operations in Italy, Germany and the United Kingdom.


ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

A.       Financial Statements of Business Acquired

         In accordance with the requirements of Item 7(a) of Form 8-K, the requisite financial statements will be filed within 60 days as part of a subsequent filing on Form 8-K.

B.       Pro Forma Financial Information

         In accordance with the requirements of Item 7(b) of Form 8-K, the requisite pro forma financial information will be filed within 60 days as part of a subsequent filing of Form 8-K.

C.       Exhibits

         2. Share Purchase Agreement dated as of February 6, 1998 by and among Woodhead Italia, S.r.l. ("Buyer"), a wholly-owned subsidiary of the Registrant, and Ferdinando Piazzolla and Renata Dianati Piazzolla ("Sellers").

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


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

March 13, 1998                                 Woodhead Industries, Inc.



                                               By:   /S/ C. MARK DEWINTER
                                                   C. Mark DeWinter,
                                                   Chairman, President and
                                                   Chief Executive Officer

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


                                  EXHIBIT INDEX


EXHIBIT NO.                  DESCRIPTION

    2          Share Purchase Agreement dated as of
               February 6, 1998, by and 5 among Woodhead
               Italia, S.r.l. ("Buyer"), a wholly-owned subsidiary of the Registrant, and Ferdinando Piazzolla and Renata Dianati Piazzolla ("Sellers"). Enclosures 2 and 5 through 11 of this Exhibit have not been filed with this Current Report on Form 8-K. Registrant agrees to furnish supplementally to the Securities and Exchange Commission, upon request, a copy of any omitted Enclosure.


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